(PAGE)                SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          September 4, 1997
                                                         ---------------------



                           EQUUS GAMING COMPANY L.P.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Virginia                      000-25306               54-1719877
- ----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
  of organization)                    File Number)         Identification No.)




 222 Smallwood Village Center, St. Charles, MD                    20602
- -----------------------------------------------             ------------------
   (Address of principal executive offices)                     (Zip Code)





Registrant's telephone number, including area code    (301) 645-6833
                                                   --------------------

                                Not Applicable
- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

(PAGE)

Items 1-4

     Not applicable.

Item 5 - Other Events

     On August 19, 1997, Housing Development Associates S.E. ("HDA") redeemed a 17% interest held by a minority partner, thereby increasing to 99% the ownership interest in HDA of Equus Gaming Company L.P..

     The News Release dated August 20, 1997, included as Exhibit 28.1 to this report, is incorporated herein by reference.

Item 6

     Not applicable.

Items 7

     a)   Not applicable

     b)   Not applicable

     c)   Exhibits

          28.1 - News Release dated August 20, 1997

          28.2 - Assignment of Partnership Interest dated August 19, 1997

Item 8

     Not applicable.




















(PAGE)
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         EQUUS GAMING COMPANY L.P.
                             (Registrant)

                         By:  Equus Management Company,
                              its managing general partner


Date: September 4, 1997       By:  /s/ Gretchen Gronau
     ------------------       -------------------------------------
                              Gretchen Gronau
                              Vice President and
                              Chief Financial Officer